                                    EXHIBIT 10.12









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


             RESTATEMENT OF SPLIT DOLLAR AGREEMENT (SPECIAL TRUST)


         RESTATEMENT, made and entered into by and between Tootsie Roll Industries, Inc., a Virginia corporation (the "Corporation"), and Wendy J. Gordon, not individually, but as trustee of the Gordon Family 1993 Special Trust (the "Owner").

         WHEREAS, the Corporation and the Owner entered into a Split Dollar Agreement dated July 10, 1993 covering policies of insurance on the joint lives of Melvin J. Gordon and Ellen R. Gordon and policies of insurance on the sole life of Ellen R. Gordon (the "Agreement"); and

         WHEREAS, Melvin J. Gordon and Ellen R. Gordon (individually, an "Employee," and collectively, the "Employees") continue to be employed by the Corporation in which capacity their services have contributed to the successful operation of the Corporation, and the Corporation and its board of directors believe it is in the best interest of the Corporation to retain the services of the Employees; and

         WHEREAS, the Corporation and the Owner desire to restate and continue the Agreement and to expand the Agreement to cover three additional policies of insurance owned by the Owner on the sole life of Ellen R. Gordon, such additional policies and the original policies subject to the Agreement (the "policies") are listed on the attached Amended Schedule A; and

         WHEREAS, the Corporation and the Owner agree to make all the policies subject to this restated split dollar agreement; and

         WHEREAS, the Owner agrees to assign each additional policy to the Corporation as collateral for the premium payments to be made by the Corporation under this restated agreement by an instrument of collateral assignment (the "assignment"), to record such assignment with the respective issuing insurance company, and to maintain in full force and effect the collateral assignments for the original policies.

         NOW, THEREFORE, in consideration of the premises, and the services to be rendered to the Corporation by the Employees, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Corporation and the Owner hereby mutually covenant and agree as follows:


                                ARTICLE I

                 PAYMENT OF PREMIUMS AND ECONOMIC BENEFIT

    1.1. As long as this restated agreement is in force, as to each policy, the Owner and the Corporation agree to pay the amounts and in the manner set forth below.

    1.2. On or before the anniversary date of the policy, the Owner shall pay to the insurance company issuing the policy (the "Insurer") an amount equal to the economic benefit as to the policy that would be taxable as gross income for federal income tax purposes to one or both of the Employees but for the payment by the Owner of such amount. The Owner shall have the option, exercisable upon 30 days' written notice delivered to the Corporation, to pay a greater amount to the Corporation.

    1.3. For purposes of Section 1.2 above, the economic benefit that would be taxable to one or both of the Employees shall be computed in accordance with Revenue Rulings 64-328, 1964-2 C.B. 11, and 66-110, 1966-1 C.B 12, and
the Corporation shall be responsible for computing such amount. The Corporation will advise the Owner of the amount payable by the Owner pursuant to Section 1.2, and the Owner shall pay that amount directly to the Insurer.

    1.4. On or before the anniversary date of the policy, the Corporation shall pay to the Insurer the balance of the annual premium, if any, as to the policy in excess of the amount payable by the Owner pursuant to Section 1.2 above.

                                    ARTICLE II

                                 POLICY OWNERSHIP

    2.1. The Owner shall be the sole owner and beneficiary of each policy. The Owner agrees to assign each policy to the Corporation as collateral for the Corporation's payment of premiums hereunder, and the Corporation shall have those rights granted to it under the assignments and this restated agreement. As between the Owner and the Corporation, this restated agreement shall take precedence over any provisions of the assignments in case of a conflict between the terms of this restated agreement and the assignments.

                                     ARTICLE III

                                  DEATH OF EMPLOYEES

    3.1. As to each policy on the joint lives of the Employees, on the death of the last to die of the Employees while this restated agreement is in force, the Owner will pay to the Corporation an amount equal to the aggregate of (a) the total premiums paid by the Corporation on the policy from the date of this restated agreement to the date of death of the last to die of the Employees, reduced by all distributions from the policy made to the Corporation during that time and (b) an amount equal to the total premiums paid by the Corporation from the date of the Agreement to the date of this restated agreement, reduced by the total payments made to the Corporation by the Owner during that time (the "Corporation's Interest" and, in the assignment relating to the policy, the "Assignee's Interest").

    3.2. As to each policy on the sole life of Ellen R. Gordon, on the death of Ellen R. Gordon while this restated agreement is in force, the Owner will pay to the Corporation an amount equal to the aggregate of (a) the total premiums paid by the Corporation on the policy from the date of this restated agreement to the date of death of Ellen R. Gordon, reduced by all distributions from the policy made to the Corporation during that time and
(b) an amount equal to the total premiums paid by the Corporation from the date of the Agreement to the date of this restated agreement, reduced by the total payments made to the Corporation by the Owner during that time (the "Corporation's Interest" and, in the assignment relating to the policy, the "Assignee's Interest").

                                      ARTICLE IV

                          TERMINATION OF RESTATED AGREEMENT

    4.1. As to each policy, this restated agreement shall automatically terminate upon the happening of any of the following events:

         (a) As to each policy on the joint lives of the Employees, at the option of the Corporation, if both the Employees terminate employment for any reason other than the death of both Employees. An Employee shall be deemed to be employed by the Corporation during any period of temporary or permanent disability.

         (b) As to each policy on the sole life of Ellen R. Gordon, at the option of the Corporation, if Ellen R. Gordon terminates employment for any reason other than her death.

    Ellen R. Gordon shall be deemed to be employed by the Corporation during any period of temporary or permanent disability.

         (c)  At the surrender, lapse or termination of the policy.

         (d) Upon delivery by the Owner of written notice of such termination to the Corporation.

         (e)  Upon failure of the Owner to make a payment required by
    Section 1.2 above.

         (f)  Upon agreement of the parties.

    4.2. In the event of a termination under Section 4.1 above, the Corporation shall be entitled to receive from the Owner within 120 days after such termination as to a policy on the joint lives of the Employees, an amount equal to the amount the Corporation would have been entitled to receive at the death of the last to die of the Employees under Section 3.1 determined as if such death occurred on the date of such termination (the "termination amount"), or as to a policy on the sole life of Ellen R. Gordon, an amount equal to the amount the Corporation would be entitled to receive at the death of Ellen R. Gordon under Section 3.2 determined as if her death occurred on the date of such termination (the "termination amount").

    4.3. If full payment of the termination amount is not received by the Corporation pursuant to Section 4.2 above within the 120-day period, the remaining amount owed by the Owner to the Corporation shall be deemed to be in default (the "default amount"). Thereafter, the Owner, at the Owner's option, immediately shall:

         (a)  Pay the default amount to the Corporation; or

         (b) Transfer complete ownership of the policy to the Corporation.


                                      ARTICLE V

                                   OTHER PROVISIONS

    5.1. The Corporation agrees that it will not merge or consolidate with another corporation or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing corporation or other organization shall expressly assume the rights and obligations of the Corporation herein set forth.

    5.2. This restated agreement will be governed by and construed in accordance with the laws of Illinois, where it is made and to be performed. It sets forth the entire agreement between the parties concerning the subject matter thereof, and any amendment or discharge will be made only in writing. This restated agreement will bind and benefit the parties and their legal representatives and successors.

    5.3. This restated agreement shall not be deemed to constitute a contract of employment between the Corporation and either of the Employees, nor shall any provision restrict the right of the Corporation to discharge either of the Employees, or restrict the right of either of the Employees to terminate employment.

    5.4. For the purposes of the Employee Retirement Income Security Act of 1974 (ERISA), the Corporation will be the "Named Fiduciary" and Plan Administrator of the split dollar life insurance plan (the "Plan") for which this restated agreement is hereby designated the written plan instrument.

    5.5. The Corporation's board of directors may authorize a person or group of persons to fulfill the responsibilities of the Corporation as Plan Administrator. The Named Fiduciary or the Plan Administrator may employ others to render advice with regard to its responsibilities under the Plan. The Named Fiduciary may also allocate fiduciary responsibilities to others and may exercise any other powers necessary for the discharge of its duties to the extent not in conflict with ERISA.

    5.6. The following Claims Procedure shall control the determination of benefit payments under the Plan:

         (a)  Filing of Claim for Benefits

    Any person or entity ("Claimant") entitled to benefits under the Plan or under a policy will file a claim request with the Plan Administrator with respect to benefits under the Plan and with the "Insurer" (defined below) with respect to benefits under the policy. The Plan Administrator will, upon written request of a Claimant, make available copies of any claim forms or instructions provided by the Insurer or advise the Claimant where copies of such forms or instructions may be obtained.

         (b)  Denial of Claim

    A claim for Benefits under the Plan will be denied if the Corporation determines that the Claimant is not entitled to receive benefits under the Plan. Notice of a denial shall be furnished to the Claimant within a reasonable period of time after receipt of the Claim for Benefit by the Plan Administrator. In the case of benefits which are provided under the policy, the initial decision on the claims will be made by the Insurer.

         (c)  Content of Notice

    The Plan Administrator shall provide to every Claimant who is denied a Claim for Benefits written notice setting forth, in a manner calculated to be understood by the Claimant, the following:

              (i)  The specific reason or reasons for the denial;

              (ii) Specific reference to pertinent Plan provisions on which the denial is based:

              (iii) A description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

              (iv) An explanation of the Plan's Claim Review Procedure as set forth below.

         (d)  Review Procedure

    The purpose of the Review Procedure is to provide a method by which a Claimant may have a reasonable opportunity to appeal a denial of a Claim to the Named Fiduciary for a full and fair review. To accomplish that purpose, the Claimant or his duly authorized representative:

              (i) May require a review upon written application to the Named Fiduciary;

              (ii) May review pertinent Plan documents; and

              (iii)     May submit issues and comments in writing.

    A Claimant (or his duly authorized representative) shall request a review by filing a written application for review with the Named Fiduciary at any time within 60 days after receipt by the Claimant of written notice of the denial of his claim.

         (e)  Decision on Review

    A decision on review of a denied claim shall be made in the following manner:

              (i) The decision on review shall be made by the Named Fiduciary, who may in his discretion hold a hearing on the denied claim. Such decision shall be made promptly, and not later than 60 days after receipt of the request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review.

              (ii) The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, and specific references to the pertinent Plan provisions upon which the decision is based.

    5.7. This restated agreement may be amended or modified in whole or in part by the Owner and the Corporation in writing at any time.

    5.8. Notwithstanding the provisions of this restated agreement, each Insurer is hereby authorized to act in accordance with the terms of its respective policy as if this restated agreement did not exist, and the payment or other performance of the contractual obligations by the Insurer, in accordance with the terms of such policy, shall completely discharge the Insurer from all claims, suits and demands of all persons whatsoever.

                          *               *               *



         IN WITNESS WHEREOF, the parties hereto have signed this restatement on January 31, 1997.





                           TOOTSIE ROLL INDUSTRIES, INC.

                           AMENDED SCHEDULE A (SPECIAL TRUST)



    Name                                            Policy No.
    ----                                            ----------

Policies on the Joint Lives of Melvin and Ellen Gordon
------------------------------------------------------

Guardian                                              3733408

John Hancock                                          80042963

Mass Mutual                                           8858899

New York Life                                         44956816

Principal Mutual                                      6450780


Policies on the Sole Life of Ellen Gordon
-----------------------------------------

Security Life                                         1526881

Sun Life                                              9293268Z

Mass Mutual                                           0027876

New York Life                                         63542913

Pacific Mutual                                        VP60429270



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


                         COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


    1. Wendy J. Gordon, Virginia L. Gordon, Karen Gordon Mills, and Lisa J. Gordon, not individually but as trustees of the Gordon Family 1993 Special Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, as restated, between Assignor and Assignee (the "Assignee's Interest"), Policy No. VP60429270 issued by Pacific Mutual Life Insurance Company on the life of Ellen R. Gordon, subject to all the terms and conditions of the policy and to all superior liens, if any, which the insurer may have against the policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

    1. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

         (f) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

         (g) The right to collect, upon the death of the insured, the net proceeds of the policy up to the amount of the Assignee's Interest in the policy.

    2. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the insurer.

    Dated:  March 8, 1997.

Wendy J. Gordon, not individually, but as trustee
Assignor



Virginia L. Gordon, not individually, but as trustee
Assignor



Karen Gordon Mills, not individually, but as trustee
Assignor



Lisa J. Gordon, not individually, but as trustee
Assignor


    Accepted an executed counterpart of this Collateral Assignment as of the date last above written.

PACIFIC MUTUAL LIFE INSURANCE
COMPANY

                         COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


    1.   Wendy J. Gordon,  Virginia L. Gordon, Karen Gordon Mills, and Lisa
J. Gordon, not individually but as trustees of the Gordon Family 1993 Special Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, as restated, between Assignor and Assignee (the "Assignee's Interest"), Policy No. 63542913 issued by New York Life Insurance Company on the life of Ellen
R. Gordon, subject to all the terms and conditions of the policy and to all superior liens, if any, which the insurer may have against the policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

    2. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

         (a) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

          (b) The right to collect, upon the death of the insured, the net proceeds of the policy up to the amount of the Assignee's
    Interest in the policy.

    3. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the insurer.


 Dated:  March 8, 1997.

Wendy J. Gordon, not individually, but as trustee
Assignor



Virginia L. Gordon, not individually, but as trustee
Assignor




Karen Gordon Mills, not individually, but as trustee
Assignor




Lisa J. Gordon, not individually, but as trustee
Assignor



Accepted an executed counterpart of this Collateral Assignment as of the date last above written.

NEW YORK LIFE INSURANCE COMPANY

                         COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


    1. Wendy J. Gordon, Virginia L. Gordon, Karen Gordon Mills, and Lisa J. Gordon, not individually but as trustees of the Gordon Family 1993 Special Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, as restated, between Assignor and Assignee (the "Assignee's Interest"), Policy No. 0027876 issued by Massachusetts Mutual Life Insurance Company on the life of Ellen R. Gordon, subject to all the terms and conditions of the policy and to all superior liens, if any, which the insurer may have against the policy.
 The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

    2. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

         (a) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

         (b) The right to collect, upon the death of the insured, the net proceeds of the policy up to the amount of the Assignee's Interest in the policy.

    3. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for the amount of any sums received shall be a full discharge and release therefor to the insurer.


    Dated:  March 8, 1997.

Wendy J. Gordon, not individually, but as trustee
Assignor



Virginia L. Gordon, not individually, but as trustee
Assignor



Karen Gordon Mills, not individually, but as trustee
Assignor



Lisa J. Gordon, not individually, but as trustee
Assignor





    Accepted an executed counterpart of this Collateral Assignment as of the date last above written.


    MASSACHUSETTSMUTUAL LIFE INSURANCE
COMPANY